SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Toronto Dominion Bank
          --------------------------------------------                                ---------------------
                                                                                      (TD 2.50% July 14, 2016)
                                                                                      -----------------------

Issuer:   Toronto-Dominion Bank                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/07/2011        None                                       YES

 2.   Trade Date                                     07/07/2011        Must be the same as #1                     YES

 3.   Unit Price of Offering                           $99.627         None                                       YES

 4.   Price Paid per Unit                              $99.627         Must not exceed #3                         YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.   Underwriting Type                                 FIRM           Must be firm                               YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be            YES
                                                                       made

 8.   Total Price paid by the Fund                     $56,787         None                                       YES

 9.   Total Size of Offering                       $1,245,337,500      None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $26,986,962
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed
      other investment companies                                       25% **                                     YES

11.   Underwriter(s) from whom the Fund

      purchased (attach a list of ALL            GOLDMAN SACHS & CO.   Must not include Sub-Adviser
      syndicate members)                                               affiliates ***                             YES

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            Must be "Yes" or "N/A"                     YES
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   UDR, Inc.(UDR) Secondary
          --------------------------------------------                                ------------------------

Issuer:   UDR, Inc.                                           Offering Type:          US Registered
          --------                                                                    -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/13/2011        None                                      YES

 2.   Trade Date                                     07/13/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $25.00          None                                      YES

 4.   Price Paid per Unit                              $25.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.00          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $10,000         None                                      YES

 9.   Total Size of Offering                        $450,000,000       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $18,160,000
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund         WELLS FARGO ADVISORS
      purchased (attach a list of ALL                    LLC
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Enhanced Index VP             Security Description:   UDR, Inc. (UDR) Secondary
          ---------------------------------------                                     -------------------------

Issuer:   UDR, Inc.                                           Offering Type:          US Registered
          ---------                                                                   -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/13/2011        None                                      YES

 2.   Trade Date                                     07/13/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $25.00          None                                      YES

 4.   Price Paid per Unit                              $25.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.00          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $42,500         None                                      YES

 9.   Total Size of Offering                        $450,000,000       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $18,160,000
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           WELLS FARGO ADVISORS
      syndicate members)                                 LLC           Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Multi-Managed Balanced VP (JPMorgan)   Security Description:   UDR, Inc (UDR) Secondary
          -------------------------------------------------                           ------------------------

Issuer:   UDR, Inc.                                           Offering Type:          US Registered
          --------                                                                    -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/13/2011        None                                      YES

 2.   Trade Date                                     07/13/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $25.00          None                                      YES

 4.   Price Paid per Unit                              $25.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.00          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $112,500         None                                      YES

 9.   Total Size of Offering                        $450,000,000       None                                      YES


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $18,160,000
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           WELLS FARGO ADVISORS
      syndicate members)                                 LLC           Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Capital One Financial
          -------------------------------------------------                           ------------------------

                                                                                      Corporation (COF) Secondary
                                                                                      ---------------------------

Issuer:   Capital One Financial Corporation                   Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/14/2011        None                                      YES

 2.   Trade Date                                     07/14/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $50.00          None                                      YES

 4.   Price Paid per Unit                              $50.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.50          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $75,000         None                                      YES

 9.   Total Size of Offering                       $2,000,000,000      None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $22,265,000
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             BARCLAYS BANK PLC
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Enhanced Index VP             Security Description:  Capital One Financial
          ---------------------------------------                                     --------------------
                                                                                      Corporation (COF) Secondary
                                                                                      ---------------------------

Issuer:   Capital One Financial Corporation                   Offering Type:          US Registered
          ---------------------------------                                           -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/14/2011        None                                      YES

 2.   Trade Date                                     07/14/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $50.00          None                                      YES

 4.   Price Paid per Unit                              $50.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.50          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $340,000         None                                      YES

 9.   Total Size of Offering                       $2,000,000,000      None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $22,265,000
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund

      purchased (attach a list of ALL             BARCLAYS BANK PLC
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Multi-Managed Balanced VP (JPMorgan)   Security Description:   Capital One Financial
          -------------------------------------------------                           ------------------------
                                                                                      Corporation (COF) Secondary
                                                                                      ---------------------------

Issuer:   Capital One Financial Corporation                    Offering Type:         US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/14/2011        None                                      YES

 2.   Trade Date                                     07/14/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $50.00          None                                      YES

 4.   Price Paid per Unit                              $50.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.50          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $880,000         None                                      YES

 9.   Total Size of Offering                       $2,000,000,000      None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $22,265,000
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             BARCLAYS BANK PLC
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Mid Cap Value VP              Security Description:   Dunkin' Brands Group, Inc.(DNKN) IPO
          --------------------------------------                                      ------------------------------------

Issuer:   Dunkin'Brands Group, Inc.                           Offering Type:          US Registered
          ------------------------                                                    -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/27/2011        None                                      YES

 2.   Trade Date                                     07/27/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $19.00          None                                      YES

 4.   Price Paid per Unit                              $19.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.24          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $81,700         None                                      YES

 9.   Total Size of Offering                        $422,750,000       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $7,491,700
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             BARCLAYS BANK PLC
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Avalon Bay Communities, Inc.
          --------------------------------------------                                ---------------------------
                                                                                      (AVB) Secondary
                                                                                      ----------------

Issuer:   Avalon Bay Communities, Inc.                        Offering Type:          US Registered
          ----------------------------                                                -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  08/17/2011        None                                      YES

 2.   Trade Date                                     08/17/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $128.25         None                                      YES

 4.   Price Paid per Unit                              $128.25         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $4.49          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $12,825         None                                      YES

 9.   Total Size of Offering                        $654,075,000       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $51,556,500
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **
11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            MORGAN STANLEY AND
      syndicate members)                               COMPANY         Must not include Sub-Adviser              YES
                                                                       affiliates ***
12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Enhanced Index VP             Security Description:    Avalon Bay Communities, Inc.
          ---------------------------------------                                     ----------------------------
                                                                                      (AVB) Secondary
                                                                                      ---------------

Issuer:   Avalon Bay Communities, Inc.                        Offering Type:          US Registered
          ---------------------------                                                 -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  08/17/2011        None                                      YES

 2.   Trade Date                                     08/17/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $128.25         None                                      YES

 4.   Price Paid per Unit                              $128.25         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $4.49          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $64,125         None                                      YES

 9.   Total Size of Offering                        $654,075,000       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $51,556,500
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            MORGAN STANLEY AND
      syndicate members)                               COMPANY         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Multi-Managed Balanced VP (JPMorgan)   Security Description:   Avalon Bay Communities, Inc.
          -------------------------------------------------                           ------------------------
                                                                                      (AVB) Secondary
                                                                                      ---------------

Issuer:   Avalon Bay Communities, Inc.                        Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  08/17/2011        None                                      YES

 2.   Trade Date                                     08/17/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $128.25         None                                      YES

 4.   Price Paid per Unit                              $128.25         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $4.49          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $179,550         None                                      YES

 9.   Total Size of Offering                        $654,075,000       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $51,556,500
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            MORGAN STANLEY AND
      syndicate members)                               COMPANY         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Delphi Automotive PLC
          --------------------------------------------                                ---------------------
                                                                                      (DLPH) IPO
                                                                                      ----------

Issuer:   Delphi Automotive PLC                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/17/2011        None                                       YES

 2.   Trade Date                                     11/17/2011        Must be the same as #1                     YES

 3.   Unit Price of Offering                           $22.00          None                                       YES

 4.   Price Paid per Unit                              $22.00          Must not exceed #3                         YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.   Underwriting Type                                 FIRM           Must be firm                               YES

 7.   Underwriting Spread                               $1.38          Sub-Adviser determination to be            YES
                                                                       made

 8.   Total Price paid by the Fund                     $13,200         None                                       YES

 9.   Total Size of Offering                        $529,734,194       None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $1,799,600
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed          YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           GOLDMAN SACHS AND CO
      syndicate members)                                               Must not include Sub-Adviser               YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                       YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Enhanced Index VP             Security Description:   Delphi Automotive PLC
          ---------------------------------------                                     ----------------------
                                                                                      (DLPH) IPO
                                                                                      ----------

Issuer:   Delphi Automotive PLC                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/17/2011        None                                      YES

 2.   Trade Date                                     11/17/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $22.00          None                                      YES

 4.   Price Paid per Unit                              $22.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.38          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $41,800        None                                       YES


 9.   Total Size of Offering                        $529,734,194      None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $1,799,600
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           GOLDMAN SACHS AND CO
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                           None                                       YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Multi-Managed Balanced VP (JPMorgan)   Security Description:   Delphi Automotive PLC
          -------------------------------------------------                           ---------------------
                                                                                      (DLPH) IPO
                                                                                      ----------

Issuer:   Delphi Automotive PLC                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/17/2011        None                                      YES

 2.   Trade Date                                     11/17/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $22.00          None                                      YES

 4.   Price Paid per Unit                              $22.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.38          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $116,600        None                                       YES


 9.   Total Size of Offering                        $529,734,194      None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $1,799,600
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           GOLDMAN SACHS AND CO
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                           None                                       YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Occidental Petroleum Corporation
          ----------------------------------                                          --------------------------------
                                                                                      (OXY 1.75% February 15, 2017)

Issuer:   Occidental Petroleum Corporation                    Offering Type:          US Registered
          --------------------------------                                            -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  08/15/2011        None                                      YES

 2.   Trade Date                                     08/15/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.046         None                                      YES

 4.   Price Paid per Unit                              $99.046         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $27,733        None                                       YES


 9.   Total Size of Offering                       $1,238,075,000     None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $12,937,389
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           BARCLAYS CAPITAL INC.
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                           None                                       YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Occidental Petroleum Corporation
          -------------------------------------------                                 --------------------------------
                                                                                      (OXY 1.75% February 15, 2017)

Issuer:   Occidental Petroleum Corporation                    Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  08/15/2011        None                                      YES

 2.   Trade Date                                     08/15/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.046         None                                      YES

 4.   Price Paid per Unit                              $99.046         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $16,838        None                                       YES


 9.   Total Size of Offering                       $1,238,075,000     None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $12,937,389
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           BARCLAYS CAPITAL INC.
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                           None                                       YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Arizona Public Service
          -------------------------------------------------                           -----------------------
                                                                                      (PNW 5.05% September 1, 2041)
                                                                                      ----------------------------

Issuer:   Arizona Public Service                              Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  08/22/2011        None                                      YES

 2.   Trade Date                                     08/22/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.326         None                                      YES

 4.   Price Paid per Unit                              $99.326         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $22,845        None                                       YES


 9.   Total Size of Offering                        $297,978,000      None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $5,779,780
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL                WELLS FARGO
      syndicate members)                              ADVISORS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                           None                                       YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Lockheed Martin Corp (LMT
          -------------------------------------------------                           ------------------------
                                                                                      2.125% September, 15, 2016)
                                                                                      ---------------------------

Issuer:   Lockheed Martin Corp                                Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/06/2011        None                                      YES

 2.   Trade Date                                     09/06/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.924         None                                      YES

 4.   Price Paid per Unit                              $99.924         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $15,988        None                                       YES


 9.   Total Size of Offering                        $499,620,000      None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $11,457,286
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                           None                                       YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Lockheed Martin Corp (LMT
          -------------------------------------------------                           ------------------------
                                                                                      4.85% September, 15, 2041)
                                                                                      ---------------------------

Issuer:   Lockheed Martin Corp                                Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/06/2011        None                                      YES

 2.   Trade Date                                     09/06/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.279         None                                      YES

 4.   Price Paid per Unit                              $99.279         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $11,913        None                                       YES


 9.   Total Size of Offering                        $595,674,000      None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $14,966,309
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                           None                                       YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Time Warner Cable Inc. (TWC
          -------------------------------------------------                           ------------------------
                                                                                      5.50% September 1, 2041)
                                                                                      -----------------------

Issuer:   Time Warner Cable Inc.                              Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/07/2011        None                                      YES

 2.   Trade Date                                     09/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $98.216         None                                      YES

 4.   Price Paid per Unit                              $98.216         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $13,750        None                                       YES


 9.   Total Size of Offering                       $1,227,700,000     None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $10,959,923
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                           None                                       YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Time Warner Cable Inc. (TWC
          -------------------------------------------------                           -------------------------
                                                                                      5.50% September 1, 2041)
                                                                                      ------------------------

Issuer:   Time Warner Cable Inc.                              Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/07/2011        None                                      YES

 2.   Trade Date                                     09/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $98.216         None                                      YES

 4.   Price Paid per Unit                              $98.216         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $88,394        None                                       YES


 9.   Total Size of Offering                       $1,227,700,000     None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $10,959,923
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                           None                                       YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   France Telecom (FRTEL
          -------------------------------------------------                           ------------------------
                                                                                      2.75% September 14, 2016)
                                                                                      ------------------------

Issuer:   France Telecom                                      Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/07/2011        None                                      YES

 2.   Trade Date                                     09/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.468         None                                      YES

 4.   Price Paid per Unit                              $99.468         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $16,910        None                                       YES


 9.   Total Size of Offering                        $994,680,000      None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $6,336,112
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                           None                                       YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   France Telecom (FRTEL
          -------------------------------------------------                           ---------------------
                                                                                      2.75% September 14, 2016)
                                                                                      ------------------------

Issuer:   France Telecom                                      Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/07/2011        None                                      YES

 2.   Trade Date                                     09/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.468         None                                      YES

 4.   Price Paid per Unit                              $99.468         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $69,628         None                                      YES


 9.   Total Size of Offering                        $994,680,000       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $6,336,112
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Daimler Finance North America LLC
          -------------------------------------------------                           ---------------------------------
                                                                                      (DAIGR 2.625% September 15, 2016 144A)
                                                                                      ------------------------

Issuer:   Daimler Finance North America LLC                   Offering Type:          144A
          ---------------------                                                       ------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/07/2011        None                                      YES

 2.   Trade Date                                     09/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.350         None                                      YES

 4.   Price Paid per Unit                              $99.350         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.30%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $149,025         None                                      YES


 9.   Total Size of Offering                       $1,092,850,000      None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $8,477,536
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               DEUTSCHE BANK
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Daimler Finance North America LLC
          -------------------------------------------------                           ---------------------------------
                                                                                      (DAIGR 2.625% September 15, 2016 144A)
                                                                                      -------------------------------------

Issuer:   Daimler Finance North America LLC                   Offering Type:          144A
          ---------------------                                                       ------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/07/2011        None                                      YES

 2.   Trade Date                                     09/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.350         None                                      YES

 4.   Price Paid per Unit                              $99.350         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.30%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $149,025         None                                      YES


 9.   Total Size of Offering                       $1,092,850,000      None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $8,477,536
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               DEUTSCHE BANK
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Schlumberger Investment SA
          -------------------------------------------------                           ------------------------
                                                                                      (SLB 3.30% September 14, 2021 144A)
                                                                                      -----------------------------------

Issuer:   Schlumberger Investment SA                          Offering Type:          144A
          ---------------------                                                       -----

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/07/2011        None                                      YES

 2.   Trade Date                                     09/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.679         None                                      YES

 4.   Price Paid per Unit                              $99.679         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $22,926         None                                      YES


 9.   Total Size of Offering                       $1,594,864,000      None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $11,029,481
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Schlumberger Investment SA
          -------------------------------------------------                           ------------------------
                                                                                      (SLB 3.30% September 14, 2021 144A)
                                                                                      -----------------------------------

Issuer:   Schlumberger Investment SA                          Offering Type:          144A
          ---------------------                                                       ----

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/07/2011        None                                      YES

 2.   Trade Date                                     09/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.679         None                                      YES

 4.   Price Paid per Unit                              $99.679         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $40,868         None                                      YES


 9.   Total Size of Offering                       $1,594,864,000      None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $11,029,481
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   AmeriCredit Auto Receivables Trust 2011-4
          -------------------------------------------------                           ----------------------------------------
                                                                                      A2 (AMCAR 2011-4 A2 .92% March 9, 2015)
                                                                                      -------------------------------------

Issuer:   AmeriCredit Auto Receivables Trust                  Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/08/2011        None                                      YES

 2.   Trade Date                                     09/08/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                          $99.99388        None                                      YES

 4.   Price Paid per Unit                             $99.99388        Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.25%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $99,994         None                                      YES


 9.   Total Size of Offering                        $294,981,946       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $13,239,190
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               DEUTSCHE BANK
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   AmeriCredit Auto Receivables Trust 2011-4
          -------------------------------------------------                           ---------------------------------------
                                                                                      A2 (AMCAR 2011-4 A2 .92% March 9, 2015)
                                                                                      ------------------------------------

Issuer:   AmeriCredit Auto Receivables Trust                  Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/08/2011        None                                      YES

 2.   Trade Date                                     09/08/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                          $99.99388        None                                      YES

 4.   Price Paid per Unit                             $99.99388        Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.25%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $32,998         None                                      YES


 9.   Total Size of Offering                        $294,981,946       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $13,239,190
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               DEUTSCHE BANK
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   AmeriCredit Auto Receivables Trust 2011-4
          -------------------------------------------------                           --------------------------------------
                                                                                      A3 (AMCAR 2011-4 A3 1.17% May 9, 2016)
                                                                                      -----------------------------

Issuer:   AmeriCredit Auto Receivables Trust                  Offering Type:          US Registered
          ----------------------------------                                          -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/08/2011        None                                      YES

 2.   Trade Date                                     09/08/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                          $99.99756        None                                      YES

 4.   Price Paid per Unit                             $99.99756        Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $93,998         None                                      YES


 9.   Total Size of Offering                        $178,073,655       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $26,934,343
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               DEUTSCHE BANK
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   AmeriCredit Auto Receivables Trust 2011-4
          -------------------------------------------------                           ---------------------------------------
                                                                                      A3 (AMCAR 2011-4 A3 1.17% May 9, 2016)
                                                                                      -----------------------------------

Issuer:   AmeriCredit Auto Receivables Trust                  Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/08/2011        None                                      YES

 2.   Trade Date                                     09/08/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                          $99.99756        None                                      YES

 4.   Price Paid per Unit                             $99.99756        Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $282,993         None                                      YES


 9.   Total Size of Offering                        $178,073,655       None                                      YES

10.   Total Price Paid by the Fund plus Total        $26,934,343
      Price Paid for same securities
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund             DEUTSCHE BANK
      purchased (attach a list of ALL                SECURITIES
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Fluor Corporation (FLR
          -------------------------------------------------                           ------------------------
                                                                                      3.375% September 15, 2021)
                                                                                      ---------------------------

Issuer:   Fluor Corporation                                   Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/08/2011        None                                      YES

 2.   Trade Date                                     09/08/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.119         None                                      YES

 4.   Price Paid per Unit                              $99.119         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.65%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $28,745         None                                      YES


 9.   Total Size of Offering                        $495,595,000       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $8,973,243
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             BOA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Fluor Corporation (FLR
          -------------------------------------------------                           ------------------------
                                                                                      3.375% September 15, 2021)
                                                                                      ---------------------------

Issuer:   Fluor Corporation                                   Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/08/2011        None                                      YES

 2.   Trade Date                                     09/08/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.119         None                                      YES

 4.   Price Paid per Unit                              $99.119         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.65%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $69,383         None                                      YES


 9.   Total Size of Offering                        $495,595,000       None                                      YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $8,973,243
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             BOA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Progress Energy Carolinas, Inc.
          -------------------------------------------------                           ------------------------
                                                                                      (PGN 3.00% September 15, 2021)
                                                                                      ---------------------------

Issuer:   Progress Energy Carolinas, Inc.                     Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/12/2011        None                                      N/A

 2.   Trade Date                                     09/12/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.828         None                                      N/A

 4.   Price Paid per Unit                              $99.828         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.65%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $54,905                                                   N/A


 9.   Total Size of Offering                        $499,140,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $5,255,944
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             BOA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Progress Energy Carolinas, Inc.
          -------------------------------------------------                           ------------------------
                                                                                      (PGN 3.00% September 15, 2021)
                                                                                      ---------------------------

Issuer:   Progress Energy Carolinas, Inc.                     Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/12/2011        None                                      N/A

 2.   Trade Date                                     09/12/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.828         None                                      N/A

 4.   Price Paid per Unit                              $99.828         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.65%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $66,885                                                   N/A


 9.   Total Size of Offering                        $499,140,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $5,255,944
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             BOA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   PNC Funding Corp
          -------------------------------------------------                           ------------------------
                                                                                      (PNC 2.70% September 19,2016)
                                                                                      ---------------------------

Issuer:   PNC Funding Corp                                     Offering Type:         US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/14/2011        None                                      N/A

 2.   Trade Date                                     09/14/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.879         None                                      N/A

 4.   Price Paid per Unit                              $99.879         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $47,942                                                   N/A


 9.   Total Size of Offering                       $1,248,487,500                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $23,940,996
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             BOA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Southern Power Company
          -------------------------------------------------                           ------------------------
                                                                                      (SO 5.15% September 15, 2041)
                                                                                      ---------------------------

Issuer:   Southern Power Company                              Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/14/2011        None                                      N/A

 2.   Trade Date                                     09/14/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.547         None                                      N/A

 4.   Price Paid per Unit                              $99.547         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $10,950                                                   N/A


 9.   Total Size of Offering                         $298,641,00                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $8,070,275
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            RBS SECURITIES INC.
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   PACCAR Financial Corp.
          -------------------------------------------------                           ------------------------
                                                                                      (PCAR 1.55% September 29, 2014)
                                                                                      ------------------------------

Issuer:   PACCAR Financial Corp.                              Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/26/2011        None                                      N/A

 2.   Trade Date                                     09/26/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.889         None                                      N/A

 4.   Price Paid per Unit                              $99.889         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.20%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $27,969                                                   N/A


 9.   Total Size of Offering                         $399,556,00                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $16,881,241
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Qwest Corporation (CTL
          -------------------------------------------------                           ------------------------
                                                                                      6.75% December 1, 2021)
                                                                                      -----------------------

Issuer:   Qwest Corporation                                   Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/27/2011        None                                      N/A

 2.   Trade Date                                     09/27/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $98.181         None                                      N/A

 4.   Price Paid per Unit                              $98.181         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.65%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $65,781                                                   N/A


 9.   Total Size of Offering                        $932,719,500                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $16,578,844
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Qwest Corporation (CTL
          -------------------------------------------------                           ------------------------
                                                                                      6.75% December 1, 2021)
                                                                                      -----------------------

Issuer:   Qwest Corporation                                   Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/27/2011        None                                      N/A

 2.   Trade Date                                     09/27/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $98.181         None                                      N/A

 4.   Price Paid per Unit                              $98.181         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.65%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $145,308                                                   N/A


 9.   Total Size of Offering                        $932,719,500                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $16,578,844
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Thomson Reuters Corporation
          -------------------------------------------------                           ------------------------
                                                                                      (TRICN 3.95% September 30, 2021)
                                                                                      ---------------------------

Issuer:   Thomson Reuters Corporation                         Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/28/2011        None                                      N/A

 2.   Trade Date                                     09/28/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.576         None                                      N/A

 4.   Price Paid per Unit                              $99.576         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $45,884                                                   N/A


 9.   Total Size of Offering                        $348,516,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $31,228,448
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               DEUTSCHE BANK
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Thomson Reuters Corporation
          -------------------------------------------------                           ------------------------
                                                                                      (TRICN 3.95% September 30, 2021)
                                                                                      ---------------------------

Issuer:   Thomson Reuters Corporation                         Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  09/28/2011        None                                      N/A

 2.   Trade Date                                     09/28/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.576         None                                      N/A

 4.   Price Paid per Unit                              $99.576         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $125,136                                                   N/A


 9.   Total Size of Offering                        $348,516,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $31,228,448
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               DEUTSCHE BANK
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   BAE Systems Plc (BALN
          -------------------------------------------------                           ------------------------
                                                                                      5.80% October 11,2041 144A)
                                                                                      ---------------------------

Issuer:   BAE Systems Plc                                     Offering Type:          144A
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  10/05/2011        None                                      N/A

 2.   Trade Date                                     10/05/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.479         None                                      N/A

 4.   Price Paid per Unit                              $99.479         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $24,870                                                   N/A


 9.   Total Size of Offering                        $397,916,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $8,168,221
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            MORGAN STANLEY AND
      syndicate members)                               COMPANY         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   BAE Systems Plc (BALN
          -------------------------------------------------                           ------------------------
                                                                                      5.80% October 11,2041 144A)
                                                                                      ---------------------------

Issuer:   BAE Systems Plc                                     Offering Type:          144A
          ---------------------                                                       ------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  10/05/2011        None                                      N/A

 2.   Trade Date                                     10/05/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.479         None                                      N/A

 4.   Price Paid per Unit                              $99.479         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $91,521                                                   N/A


 9.   Total Size of Offering                        $397,916,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $8,168,221
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            MORGAN STANLEY AND
      syndicate members)                               COMPANY         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   John Deere Capital Corporation
          -------------------------------------------------                           ------------------------
                                                                                      (DE 3.15% October 15, 2021)
                                                                                      ---------------------------

Issuer:   John Deere Capital Corporation                      Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  10/05/2011        None                                      N/A

 2.   Trade Date                                     10/05/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.549         None                                      N/A

 4.   Price Paid per Unit                              $99.549         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.48%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $32,851                                                   N/A


 9.   Total Size of Offering                         $497,745,00                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities
      purchased by the same Sub-Adviser for          $15,937,795
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL
      syndicate members)                         BOFA MERRILL LYNCH    Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   John Deere Capital Corporation
          -------------------------------------------------                           ------------------------
                                                                                      (DE 3.15% October 15, 2021)
                                                                                      ---------------------------

Issuer:   John Deere Capital Corporation                      Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  10/05/2011        None                                      N/A

 2.   Trade Date                                     10/05/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.549         None                                      N/A

 4.   Price Paid per Unit                              $99.549         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.48%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $19,910                                                   N/A


 9.   Total Size of Offering                        $497,745,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $15,937,795
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH    Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Kohl's Corporation (KSS
          -------------------------------------------------                           ------------------------
                                                                                      4.00% November 1,2021)
                                                                                      ---------------------

Issuer:   Kohl's Corporation                                  Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  10/12/2011        None                                     N/A

 2.   Trade Date                                     10/12/2011        Must be the same as #1                   YES

 3.   Unit Price of Offering                           $99.451         None                                     N/A

 4.   Price Paid per Unit                              $99.451         Must not exceed #3                       YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *           YES

 6.   Underwriting Type                                 FIRM           Must be firm                             YES

 7.   Underwriting Spread                               0.65%          Sub-Adviser determination to be          YES
                                                                       made

 8.   Total Price paid by the Fund                     $15,912                                                  N/A


 9.   Total Size of Offering                        $646,431,500                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $4,505,130
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed        YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            MORGAN STANLEY AND
      syndicate members)                               COMPANY         Must not include Sub-Adviser             YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                           None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Kohl's Corporation (KSS
          -------------------------------------------------                           ------------------------
                                                                                      4.00% November 1,2021)
                                                                                      --------------------

Issuer:   Kohl's Corporation                                  Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  10/12/2011        None                                      N/A

 2.   Trade Date                                     10/12/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.451         None                                      N/A

 4.   Price Paid per Unit                              $99.451         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.65%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $29,835                                                   N/A


 9.   Total Size of Offering                        $646,431,500                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $4,505,130        None                                      YES
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund                                None                                      YES
      purchased (attach a list of ALL            MORGAN STANLEY AND    Must not include Sub-Adviser
      syndicate members)                               COMPANY         affiliates ***

12.   If the affiliate was lead or co-lead                             None                                      YES
      manager, was the instruction listed                YES           Must be "Yes" or "N/A"
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Time Warner Inc. (TWX
          -------------------------------------------------                           ------------------------
                                                                                      5.375% October 15,2041)
                                                                                      ----------------------

Issuer:   Time Warner Inc.                                    Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  10/12/2011        None                                      N/A

 2.   Trade Date                                     10/12/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.366         None                                      N/A

 4.   Price Paid per Unit                              $99.366         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $16,892                                                   N/A


 9.   Total Size of Offering                        $496,830,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $5,637,033
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKET          Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed
      below given to the broker(s) named in              YES           None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                       /s/
                                       ----------------------------------------
                                       Anna K. Jensen, Vice President
                                       J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   AmeriCredit Automobile Receivables 2011
          -------------------------------------------------                           ------------------------
                                                                                      5 A3 (AMCAR 2011-5 A3 1.55% July 8, 2016)
                                                                                      ----------------------------

Issuer:   AmeriCredit Automobile Receivables                  Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  10/26/2011        None                                      N/A

 2.   Trade Date                                     10/26/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                          $99.99772        None                                      N/A

 4.   Price Paid per Unit                             $99.99772        Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $99,586                                                   N/A


 9.   Total Size of Offering                        $145,979,672                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $28,999,339
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               DEUTSCHE BANK
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   AmeriCredit Automobile Receivables 2011
          -------------------------------------------------                           ------------------------
                                                                                      5 A3 (AMCAR 2011-5 A3 1.55% July 8, 2016)
                                                                                      ----------------------------

Issuer:   AmeriCredit Automobile Receivables                  Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  10/26/2011        None                                      N/A

 2.   Trade Date                                     10/26/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                          $99.99772        None                                      N/A

 4.   Price Paid per Unit                             $99.99772        Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $159,337                                                   N/A


 9.   Total Size of Offering                        $145,979,672                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $28,999,339
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed
      other investment companies                                       25% **                                    YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               DEUTSCHE BANK      Must not include Sub-Adviser
      syndicate members)                             SECURITIES        affiliates ***                            YES

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            Must be "Yes" or "N/A"                    YES
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   CarMax Auto Owner Trust 2011-3 A3
          -------------------------------------------------                           ------------------------
                                                                                      (CARMS 2011-3 A3 1.07% June 15, 2016)
                                                                                      --------------------------------

Issuer:   CarMax Auto Owner Trust                             Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/02/2011        None                                       N/A

 2.   Trade Date                                     11/02/2011        Must be the same as #1                     YES

 3.   Unit Price of Offering                          $99.99609        None                                       N/A

 4.   Price Paid per Unit                             $99.99609        Must not exceed #3                         YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.   Underwriting Type                                 FIRM           Must be firm                               YES

 7.   Underwriting Spread                               0.23%          Sub-Adviser determination to be            YES
                                                                       made

 8.   Total Price paid by the Fund                    $201,992                                                    N/A


 9.   Total Size of Offering                        $197,984,517                                                  N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $24,974,023
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed
      other investment companies                                       25% **                                     YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           BARCLAYS CAPITAL INC.  Must not include Sub-Adviser
      syndicate members)                                               affiliates ***                             YES

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            Must be "Yes" or "N/A"                     YES
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   CarMax Auto Owner Trust 2011-3 A3
          -------------------------------------------------                           --------------------------------
                                                                                      (CARMS 2011-3 A3 1.07% June 15, 2016)
                                                                                      --------------------------------

Issuer:   CarMax Auto Owner Trust                             Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/02/2011        None                                      N/A

 2.   Trade Date                                     11/02/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                          $99.99609        None                                      N/A

 4.   Price Paid per Unit                             $99.99609        Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.23%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $269,989                                                   N/A


 9.   Total Size of Offering                        $197,984,517                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $24,974,023
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           BARCLAYS CAPITAL INC.
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Amgen Inc. (AMGN
          -------------------------------------------------                           ----------------
                                                                                      5.15% November 15, 2041)
                                                                                      ------------------------

Issuer:   Amgen Inc.                                          Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/07/2011        None                                      N/A

 2.   Trade Date                                     11/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.168         None                                      N/A

 4.   Price Paid per Unit                              $99.168         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $79,334                                                   N/A


 9.   Total Size of Offering                       $2,231,280,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $22,838,390
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            MORGAN STANLEY AND    Must not include Sub-Adviser              YES
      syndicate members)                               COMPANY         affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES           None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Amgen Inc. (AMGN
          -------------------------------------------------                           ------------------------
                                                                                      5.15% November 15, 2041)
                                                                                       ------------------------

Issuer:   Amgen Inc.                                          Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/07/2011        None                                      N/A

 2.   Trade Date                                     11/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.168         None                                      N/A

 4.   Price Paid per Unit                              $99.168         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $198,336                                                   N/A


 9.   Total Size of Offering                       $2,231,280,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $22,838,390
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            MORGAN STANLEY AND
      syndicate members)                               COMPANY         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:    Amgen Inc. (AMGN
          -------------------------------------------------                           ------------------------
                                                                                      3.875% November 15, 2021)
                                                                                      -------------------------

Issuer:   Amgen Inc.                                          Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/07/2011        None                                      N/A

 2.   Trade Date                                     11/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.720         None                                      N/A

 4.   Price Paid per Unit                              $99.720         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $29,916                                                   N/A


 9.   Total Size of Offering                       $1,745,100,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $13,960,800
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Amgen Inc. (AMGN
          ----------------------------------                                          ------------------------
                                                                                      3.875% November 15, 2021)
                                                                                      -------------------------

Issuer:   Amgen Inc.                                          Offering Type:          US Registered
          ---------                                                                   -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/07/2011        None                                       N/A

 2.   Trade Date                                     11/07/2011        Must be the same as #1                     YES

 3.   Unit Price of Offering                           $99.720         None                                       N/A

 4.   Price Paid per Unit                              $99.720         Must not exceed #3                         YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.   Underwriting Type                                 FIRM           Must be firm                               YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be            YES
                                                                       made

 8.   Total Price paid by the Fund                     $99,720                                                    N/A


 9.   Total Size of Offering                       $1,745,100,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $13,960,800
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed          YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser               YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                             None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   UnitedHealth Group Inc (UNH
          -------------------------------------------------                           ------------------------
                                                                                      3.375% November 15, 2021)
                                                                                      -----------------------

Issuer:   UnitedHealth Group Inc                              Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/07/2011        None                                      N/A

 2.   Trade Date                                     11/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.453         None                                      N/A

 4.   Price Paid per Unit                              $99.453         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $36,798                                                   N/A


 9.   Total Size of Offering                        $497,265,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $11,350,571
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             GOLDMAN SACHS AND
      syndicate members)                               COMPANY         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   UnitedHealth Group Inc (UNH
          -------------------------------------------------                           ------------------------
                                                                                      3.375% November 15, 2021)
                                                                                      ---------------------------

Issuer:   UnitedHealth Group Inc                              Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/07/2011        None                                      N/A

 2.   Trade Date                                     11/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.453         None                                      N/A

 4.   Price Paid per Unit                              $99.453         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $93,486                                                   N/A


 9.   Total Size of Offering                        $497,265,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $11,350,571
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             GOLDMAN SACHS AND
      syndicate members)                               COMPANY         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Simon Property Group LP (SPG
          -------------------------------------------------                           ------------------------
                                                                                      4.125% December 1,2021)
                                                                                      -----------------------

Issuer:   Simon Property Group LP                             Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                   11/10/11         None                                      N/A

 2.   Trade Date                                      11/10/11         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.689         None                                      N/A

 4.   Price Paid per Unit                              $99.689         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $26,916                                                   N/A


 9.   Total Size of Offering                        $697,823,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $20,720,359
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Simon Property Group LP (SPG
          -------------------------------------------------                           ------------------------
                                                                                      4.125% December 1,2021)
                                                                                      -----------------------

Issuer:   Simon Property Group LP                             Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/10/2011        None                                      N/A

 2.   Trade Date                                     11/10/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.689         None                                      N/A

 4.   Price Paid per Unit                              $99.689         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $66,792                                                   N/A


 9.   Total Size of Offering                        $697,823,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $20,720,359
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   NiSource Finance Corp. (NI
          -------------------------------------------------                           ------------------------
                                                                                      5.80% February 1, 2042)
                                                                                      -----------------------

Issuer:   NiSource Finance Corp.                              Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/14/2011        None                                      N/A

 2.   Trade Date                                     11/14/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.783         None                                      N/A

 4.   Price Paid per Unit                              $99.783         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $66,855                                                   N/A


 9.   Total Size of Offering                        $249,457,500                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $23,914,992
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   NiSource Finance Corp. (NI
          -------------------------------------------------                           ------------------------
                                                                                      5.80% February 1, 2042)
                                                                                      -----------------------

Issuer:   NiSource Finance Corp.                              Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/14/2011        None                                      N/A

 2.   Trade Date                                     11/14/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.783         None                                      N/A

 4.   Price Paid per Unit                              $99.783         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $117,744                                                   N/A


 9.   Total Size of Offering                        $249,457,500                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $23,914,992
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Statoil ASA (STLNO 4.25%
          -------------------------------------------------                           ------------------------
                                                                                      November 23, 2041)
                                                                                      -----------------

Issuer:   Statoil ASA                                         Offering Type:          US Registered
          -----------                                                                 -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $100.00         None                                      N/A

 4.   Price Paid per Unit                              $100.00         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $16,000                                                   N/A


 9.   Total Size of Offering                        $350,000,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $3,429,000
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               DEUTSCHE BANK
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Statoil ASA (STLNO 4.25%
          -------------------------------------------------                           ------------------------
                                                                                      November 23, 2041)
                                                                                      -----------------

Issuer:   Statoil ASA                                         Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $100.00         None                                      N/A

 4.   Price Paid per Unit                              $100.00         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $27,000                                                   N/A


 9.   Total Size of Offering                        $350,000,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $3,429,000
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               DEUTSCHE BANK
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Statoil ASA (STLNO 3.15%
          -------------------------------------------------                           ------------------------
                                                                                      January 23, 2022)
                                                                                      -----------------

Issuer:   Statoil ASA                                         Offering Type:          US Registered
          ------------                                                                -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.830         None                                      N/A

 4.   Price Paid per Unit                              $99.830         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $19,966                                                   N/A


 9.   Total Size of Offering                        $748,725,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $4,692,010
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH    Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Statoil ASA (STLNO 3.15%
          -------------------------------------------------                           ------------------------
                                                                                      January 23, 2022)
                                                                                      -----------------

Issuer:   Statoil ASA                                         Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.830         None                                      N/A

 4.   Price Paid per Unit                              $99.830         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $32,944                                                   N/A


 9.   Total Size of Offering                        $748,725,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $4,692,010
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH    Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Lowe's Companies Inc (LOW
          -------------------------------------------------                           ------------------------
                                                                                      5.125% November 15, 2041)
                                                                                      ---------------------------

Issuer:   Lowe's Companies Inc.                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.940         None                                      N/A

 4.   Price Paid per Unit                              $99.940         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $12,992                                                   N/A


 9.   Total Size of Offering                        $499,700,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $10,801,515
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed
      other investment companies                                       25% **                                    YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH    Must not include Sub-Adviser
      syndicate members)                                               affiliates ***                            YES

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            Must be "Yes" or "N/A"                    YES
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Lowe's Companies Inc (LOW
          -------------------------------------------------                           ------------------------
                                                                                      5.125% November 15, 2041)
                                                                                      ------------------------

Issuer:   Lowe's Companies Inc.                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.940         None                                      N/A

 4.   Price Paid per Unit                              $99.940         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $32,980                                                   N/A


 9.   Total Size of Offering                        $499,700,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $10,801,515
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Lowe's Companies Inc (LOW
          -------------------------------------------------                           ------------------------
                                                                                      3.80% November 15, 2021)
                                                                                      ---------------------------

Issuer:   Lowe's Companies Inc.                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.927         None                                      N/A

 4.   Price Paid per Unit                              $99.927         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $17,987                                                   N/A


 9.   Total Size of Offering                        $499,635,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $3,597,372
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Lowe's Companies Inc (LOW
          -------------------------------------------------                           ------------------------
                                                                                      3.80% November 15, 2021)
                                                                                      ------------------------

Issuer:   Lowe's Companies Inc.                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.927         None                                      N/A

 4.   Price Paid per Unit                              $99.927         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $45,966                                                   N/A


 9.   Total Size of Offering                        $499,635,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $3,597,372
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            BOFA MERRILL LYNCH
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   BHP Billiton Finance (USA) Limited
          -------------------------------------------------                           ------------------------
                                                                                      (BHP 3.25% November 21,2021)
                                                                                      ---------------------------

Issuer:   BHP Billiton Finance                                Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.097         None                                      N/A

 4.   Price Paid per Unit                              $99.097         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $79,278                                                   N/A


 9.   Total Size of Offering                       $1,238,712,500                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $15,473,997
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           BARCLAYS CAPITAL INC.
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Johnson Controls Inc (JCI
          -------------------------------------------------                           ------------------------
                                                                                      3.75% December 1, 2021)
                                                                                      ---------------------------

Issuer:   Johnson Controls Inc.                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.     Offering Date                                  11/29/2011        None                                      N/A

 2.     Trade Date                                     11/29/2011        Must be the same as #1                    YES

 3.     Unit Price of Offering                           $99.316         None                                      N/A

 4.     Price Paid per Unit                              $99.316         Must not exceed #3                        YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.     Underwriting Type                                 FIRM           Must be firm                              YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be           YES
                                                                         made

 8.     Total Price paid by the Fund                     $35,754                                                   N/A


 9.     Total Size of Offering                        $446,922,000                                                 N/A


10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $9,050,667
        purchased by the same Sub-Adviser for
        other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                         25% **

11.     Underwriter(s) from whom the Fund
        purchased (attach a list of ALL           BARCLAYS CAPITAL INC.
        syndicate members)                                               Must not include Sub-Adviser              YES
                                                                         affiliates ***

12.     If the affiliate was lead or co-lead               YES
        manager, was the instruction listed
        below given to the broker(s) named in                            None                                      YES
        #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Johnson Controls Inc (JCI
          -------------------------------------------------                           ------------------------
                                                                                      3.75% December 1, 2021)
                                                                                      -----------------------

Issuer:   Johnson Controls Inc.                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/29/2011        None                                      N/A

 2.   Trade Date                                     11/29/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.316         None                                      N/A

 4.   Price Paid per Unit                              $99.316         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.65%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $65,549                                                   N/A


 9.   Total Size of Offering                        $446,922,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $9,050,667
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           BARCLAYS CAPITAL INC.
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Johnson Controls Inc (JCI
          -------------------------------------------------                           ------------------------
                                                                                      5.25% December 1, 2041)

Issuer:   Johnson Controls Inc.                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/29/2011        None                                      N/A

 2.   Trade Date                                     11/29/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.925         None                                      N/A

 4.   Price Paid per Unit                              $99.925         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $74,944                                                   N/A


 9.   Total Size of Offering                        $249,812,500                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $11,591,300
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Johnson Controls Inc (JCI
          -------------------------------------------------                           ------------------------
                                                                                      5.25% December 1, 2041)
                                                                                      -----------------------

Issuer:   Johnson Controls Inc                                Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/29/2011        None                                      N/A

 2.   Trade Date                                     11/29/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.925         None                                      N/A

 4.   Price Paid per Unit                              $99.925         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $99,925                                                   N/A


 9.   Total Size of Offering                        $249,812,500                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $11,591,300
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             CITIGROUP GLOBAL
      syndicate members)                               MARKETS         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Transocean Inc (RIG 7.35%
          -------------------------------------------------                           ------------------------
                                                                                      December 15, 2041)
                                                                                      -----------------

Issuer:   Transocean Inc.                                     Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/30/2011        None                                      N/A

 2.   Trade Date                                     11/30/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.996         None                                      N/A

 4.   Price Paid per Unit                              $99.996         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $10,000                                                   N/A


 9.   Total Size of Offering                        $299,988,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $12,428,503
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               CREDIT SUISSE
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Transocean Inc (RIG 7.35%
          -------------------------------------------------                           ------------------------
                                                                                      December 15, 2041)
                                                                                      -----------------

Issuer:   Transocean Inc.                                     Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/30/2011        None                                      N/A

 2.   Trade Date                                     11/30/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.996         None                                      N/A

 4.   Price Paid per Unit                              $99.996         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $19,999                                                   N/A


 9.   Total Size of Offering                        $299,988,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $12,428,503
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               CREDIT SUISSE
      syndicate members)                             SECURITIES        Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Transocean Inc (RIG 6.375%
          -------------------------------------------------                           ------------------------
                                                                                      December 15, 2021)
                                                                                      -----------------

Issuer:   Transocean Inc.                                     Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/30/2011        None                                      N/A

 2.   Trade Date                                     11/30/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.946         None                                      N/A

 4.   Price Paid per Unit                              $99.946         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.65%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $11,994                                                   N/A


 9.   Total Size of Offering                       $1,119,352,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $18,794,845
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           BARCLAYS CAPITAL INC.
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Transocean Inc (RIG 6.375%
          -------------------------------------------------                           ------------------------
                                                                                      December 15, 2021)
                                                                                      ---------------------------

Issuer:   Transocean Inc.                                     Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/30/2011        None                                      N/A

 2.   Trade Date                                     11/30/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.946         None                                      N/A

 4.   Price Paid per Unit                              $99.946         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.65%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $25,986                                                   N/A


 9.   Total Size of Offering                       $1,199,352,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $18,794,845       None                                      YES
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund                                None                                      YES
      purchased (attach a list of ALL           BARCLAYS CAPITAL INC.  Must not include Sub-Adviser
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES           None                                      YES
      manager, was the instruction listed
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Wells Fargo & Company (WFC
          -------------------------------------------------                           ------------------------
                                                                                      2.625% December 15, 2016)
                                                                                      ---------------------------

Issuer:   Wells Fargo & Company                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  12/05/2011        None                                      N/A

 2.   Trade Date                                     12/05/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.744         None                                      N/A

 4.   Price Paid per Unit                              $99.744         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $273,299                                                   N/A


 9.   Total Size of Offering                       $1,496,160,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $20,035,577
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           WELLS FARGO ADVISORS
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Duke Energy Carolinas (DUK
          -------------------------------------------------                           ------------------------
                                                                                      4.25% December 15, 2041)
                                                                                      ---------------------------

Issuer:   Duke Energy Carolinas                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  12/05/2011        None                                      N/A

 2.   Trade Date                                     12/05/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.831         None                                      N/A

 4.   Price Paid per Unit                              $99.831         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $20,965                                                   N/A


 9.   Total Size of Offering                        $648,901,500                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $7,829,745
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           BARCLAYS CAPITAL INC.
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond VP                  Security Description:   Hewlett Packard Company (HPQ
          -------------------------------------------------                           ------------------------
                                                                                      4.65% December 9, 2021)
                                                                                      ----------------------

Issuer:   Hewlett Packard Company                             Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  12/06/2011        None                                      N/A

 2.   Trade Date                                     12/06/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.707         None                                      N/A

 4.   Price Paid per Unit                              $99.707         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $86,745                                                   N/A


 9.   Total Size of Offering                       $1,495,605,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $9,347,531
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            MORGAN STANLEY AND
      syndicate members)                               COMPANY         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Wells Fargo & Company (WFC
          -------------------------------------------------                           ------------------------
                                                                                      2.625% December 15, 2016)
                                                                                      ---------------------------

Issuer:   Wells Fargo & Company                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  12/05/2011        None                                      N/A

 2.   Trade Date                                     12/05/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.744         None                                      N/A

 4.   Price Paid per Unit                              $99.744         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.35%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $63,836                                                   N/A


 9.   Total Size of Offering                       $1,496,160,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $20,035,577
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           WELLS FARGO ADVISORS
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Duke Energy Carolinas (DUK
          -------------------------------------------------                           ------------------------
                                                                                      4.25% December 15, 2041)
                                                                                      ------------------------

Issuer:   Duke Energy Carolinas                               Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  12/05/2011        None                                      N/A

 2.   Trade Date                                     12/05/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.831         None                                      N/A

 4.   Price Paid per Unit                              $99.831         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.88%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $16,971                                                   N/A


 9.   Total Size of Offering                        $648,901,500                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $7,829,745
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL           BARCLAYS CAPITAL INC.
      syndicate members)                                               Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica JPMorgan Tactical Allocation VP        Security Description:   Hewlett Packard Company (HPQ
          -------------------------------------------------                           ------------------------
                                                                                      4.65% December 9, 2021)
                                                                                      ---------------------------

Issuer:   Hewlett Packard Company                             Offering Type:          US Registered
          ---------------------                                                       -------------

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  12/06/2011        None                                      N/A

 2.   Trade Date                                     12/06/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.707         None                                      N/A

 4.   Price Paid per Unit                              $99.707         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               0.45%          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                     $86,745                                                   N/A


 9.   Total Size of Offering                       $1,495,605,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $9,347,531
      purchased by the same Sub-Adviser for
      other investment companies                                       #10 divided by #9 must not exceed         YES
                                                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL            MORGAN STANLEY AND
      syndicate members)                               COMPANY         Must not include Sub-Adviser              YES
                                                                       affiliates ***

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed                YES
      below given to the broker(s) named in                            None                                      YES
      #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Anna K. Jensen, Vice President
                                      J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Growth Opportunities VP Security Description:   Common Stock
          -------------------------------------------------                           ------------------------

Issuer:  Sun Art Retail Group Ltd                             Offering Type:          Eligible Foreign, 144A
          ---------------------                                                       ----------------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/08/2011        None                                      N/A

 2.   Trade Date                                     07/08/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                          HKD 7.20         None                                      N/A

 4.   Price Paid per Unit                             HKD 7.20         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                             HKD 0.18         Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $206,538                                                   N/A


 9.   Total Size of Offering                       $1,058,329,127                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $4,071,038
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL              UBS SECURITIES      Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Dennis Lynch

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Growth Opportunities VP Security Description:    Common Stock
          -------------------------------------------------                           ------------------------

Issuer:  Dunkin' Brands Group Inc.                            Offering Type:          US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/27/2011        None                                      N/A

 2.   Trade Date                                     07/27/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $19.00          None                                      N/A

 4.   Price Paid per Unit                              $19.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                              $1.235          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $131,005                                                   N/A


 9.   Total Size of Offering                        $422,750,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $6,650,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             BARCLAYS CAPITAL     Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Dennis Lynch

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Growth Opportunities VP Security Description:   Common Stock
          -------------------------------------------------                           ------------------------

Issuer:  Groupon, Inc.                                        Offering Type:          US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/03/2011        None                                      N/A

 2.   Trade Date                                     11/03/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $20.00          None                                      N/A

 4.   Price Paid per Unit                              $20.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.20          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $704,680                                                   N/A


 9.   Total Size of Offering                        $700,000,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $50,000,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               GOLDMAN SACHS      Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Growth Opportunities VP Security Description:   Common Stock
          -------------------------------------------------                           ------------------------

Issuer:   LinkedIn Corporation                                Offering Type:          US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $71.00          None                                      N/A

 4.   Price Paid per Unit                              $71.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                              $2.059          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $613,298                                                   N/A


 9.   Total Size of Offering                        $621,250,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $56,800,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL                 JP MORGAN        Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Growth Opportunities VP Security Description:   Common Stock
          -------------------------------------------------                           --------------

Issuer:   Zymga Inc.                                          Offering Type:          US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  12/15/2011        None                                      N/A

 2.   Trade Date                                     12/15/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $10.00          None                                      N/A

 4.   Price Paid per Unit                              $10.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                              $0.359          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                   $1,420,870                                                  N/A


 9.   Total Size of Offering                       $1,000,000,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                $100,000,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               GOLDMAN SACHS      Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Jason Yeung

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Capital Growth  VP      Security Description:   Common Stock
          -------------------------------------------------                           ------------

Issuer:   Groupon, Inc.                                       Offering Type:          US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/03/2011        None                                      N/A

 2.   Trade Date                                     11/03/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $20.00          None                                      N/A

 4.   Price Paid per Unit                              $20.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.20          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $487,200                                                   N/A


 9.   Total Size of Offering                        $700,000,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $50,000,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               GOLDMAN SACHS      Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Capital Growth VP       Security Description:   Common Stock
          -------------------------------------------------                           ------------------------

Issuer:   LinkedIn Corpoation                                 Offering Type:          US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $71.00          None                                      N/A

 4.   Price Paid per Unit                              $71.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                              $2.059          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $558,557                                                   N/A


 9.   Total Size of Offering                        $621,250,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $56,800,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL                 JP MORGAN        Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Capital Growth VP       Security Description:   Common Stock
          -------------------------------------------------                           ------------

Issuer:   Zynga Inc.                                          Offering Type:          US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  12/15/2011        None                                      N/A

 2.   Trade Date                                     12/15/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $10.00          None                                      N/A

 4.   Price Paid per Unit                              $10.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                              $0.359          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $973,290                                                   N/A


 9.   Total Size of Offering                       $1,000,000,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                $100,000,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               GOLDMAN SACHS      Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Jason Yeung

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Mid Cap Growth VP       Security Description:   Common Stock
          -------------------------------------------------                           -------------

Issuer:  Sun Art Retail Group Ltd                             Offering Type:          US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/08/2011        None                                      N/A

 2.   Trade Date                                     07/08/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                          HDK 7.20         None                                      N/A

 4.   Price Paid per Unit                             HDK 7.20         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                             HDK 0.18         Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $383,170                                                   N/A


 9.   Total Size of Offering                       $1,058,329,127                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $4,071,038
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL              UBS SECURITIES      Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Dennis Lynch

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Mid Cap Growth VP       Security Description:   Common Stock
          -------------------------------------------------                           ------------

Issuer:  Dunkin' Brands Group Inc.                            Offering Type:          US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  07/27/2011        None                                      N/A

 2.   Trade Date                                     07/27/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $19.00          None                                      N/A

 4.   Price Paid per Unit                              $19.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                              $1.235          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $247,399                                                   N/A


 9.   Total Size of Offering                        $422,750,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $6,650,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             BARCLAYS CAPITAL     Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Dennis Lynch

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Mid Cap Growth VP       Security Description:   Common Stock
          -------------------------------------------------                           -------------

Issuer:   Groupon, Inc.                                        Offering Type:         US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/03/2011        None                                      N/A

 2.   Trade Date                                     11/03/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $20.00          None                                      N/A

 4.   Price Paid per Unit                              $20.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.20          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                   $1,465,680                                                  N/A


 9.   Total Size of Offering                        $700,000,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $50,000,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               GOLDMAN SACHS      Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Mid Cap Growth VP       Security Description:   Common Stock
          -------------------------------------------------                           ------------

Issuer:   LinkedIn Corporation                                Offering Type:          US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $71.00          None                                      N/A

 4.   Price Paid per Unit                              $71.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                              $2.059          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                   $1,457,701                                                  N/A


 9.   Total Size of Offering                        $621,250,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $56,800,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL                 JP MORGAN        Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Mid Cap Growth VP       Security Description:    Common Stock
          -------------------------------------------------                           -------------

Issuer:  Nexon Co. Ltd                                        Offering Type:          Eligible Foreign
          ---------------------                                                       ---------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                   12/5/2011        None                                      N/A

 2.   Trade Date                                      12/5/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                        JPY 1,300.00       None                                      N/A

 4.   Price Paid per Unit                           JPY 1,300.00       Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                             JPY 54.60        Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                   $1,538,099                                                  N/A


 9.   Total Size of Offering                       $1,171,035,723                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                $100,231,303
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL             NOMURA SECURITIES    Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Jason Yeung

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Morgan Stanley Mid Cap Growth VP       Security Description:   Common Stock
          -------------------------------------------------                           --------------

Issuer:   Zynga, Inc.                                         Offering Type:          US Registered
          ---------------------                                                       -------------
                                                              (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  12/15/2011        None                                      N/A

 2.   Trade Date                                     12/15/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $10.00          None                                      N/A

 4.   Price Paid per Unit                              $10.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                              $0.359          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                   $2,961,620                                                  N/A


 9.   Total Size of Offering                       $1,000,000,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                $100,000,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               GOLDMAN SACHS      Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Jason Yeung

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica Multi Managed Large Cap Core VP (Morgan Stanley) Security Description:  Common Stock
          -------------------------------------------------------------                        -------------

Issuer:   Zynga Inc.                                                    Offering Type:         US Registered
          ---------------------                                                                -------------
                                                                        US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  12/15/2011        None                                      N/A

 2.   Trade Date                                     12/15/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $10.00          None                                      N/A

 4.   Price Paid per Unit                              $10.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                              $0.359          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $590,250                                                   N/A


 9.   Total Size of Offering                       $1,000,000,000                                                N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                $100,000,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               GOLDMAN SACHS      Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Jason Yeung

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica  Multi Managed Large Cap Core VP (Morgan Stanley) Security Description: Common Stock
          --------------------------------------------------------------                       ------------

Issuer:  LinkedIn Corporation                                            Offering Type:        US Registered
          ---------------------                                                                -------------
                                                                         (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/16/2011        None                                      N/A

 2.   Trade Date                                     11/16/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $71.00          None                                      N/A

 4.   Price Paid per Unit                              $71.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                              $2.059          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $334,481                                                   N/A


 9.   Total Size of Offering                        $621,250,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $56,800,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL                 JP MORGAN        Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:     Transamerica  Multi Managed Large Cap Core VP (Morgan Stanley)  Security Description: Common Stock
          --------------------------------------------------------------                        -------------

Issuer:   Groupon, Inc.                                                   Offering Type:        US Registered
          ---------------------                                                                 -------------
                                                                          (US Registered, Eligble Muni, Eligible-Foreign, 144A)

                                                                                                            IN COMPLIANCE
            REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION           (YES/NO)
---   ---------------------------------------   --------------------   ----------------------------------   -------------
 1.   Offering Date                                  11/03/2011        None                                      N/A

 2.   Trade Date                                     11/03/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                           $20.00          None                                      N/A

 4.   Price Paid per Unit                              $20.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM           Must be firm                              YES

 7.   Underwriting Spread                               $1.20          Sub-Adviser determination to be           YES
                                                                       made

 8.   Total Price paid by the Fund                    $290,000                                                   N/A


 9.   Total Size of Offering                        $700,000,000                                                 N/A


10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities                 $50,000,000
      purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed         YES
      other investment companies                                       25% **

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL               GOLDMAN SACHS      Must not include Sub-Adviser              YES
      syndicate members)                                               affiliates ***

12.   If the affiliate was lead or co-lead               YES
      manager, was the instruction listed                              None                                      YES
      below given to the broker(s) named in                            Must be "Yes" or "N/A"
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/
                                      ------------------------------------------
                                      Armistead Nash

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.